SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris Select Investor Variable Annuity dated May 2, 2016

Termination of Polaris Portfolio Allocator Program

Effective on February 6, 2017, due to pending regulatory changes we will no longer offer the Polaris Portfolio Allocator Program. All references to this program will be removed from your prospectus and Statement of Additional Information and we will no longer update the Polaris Portfolio Allocator Models on an annual basis.

If you are currently invested in a Polaris Portfolio Allocator Model, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

If you are currently invested in a Select Strategy, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Select Strategy and you may no longer trade into a Select Strategy. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

Dated: December 19, 2016

Please keep this Supplement with your Prospectus